SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2003 (September 16, 2003)

M.H. MEYERSON & CO., INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

M.H. MEYERSON & CO., INC.

Current Report on Form 8-K

Item 12. Results of Operations and Financial Condition

The following information is furnished under Item 12, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On September 16, 2003, a news release was issued on the subject of second quarter earnings for the registrant. The news release did not contain certain financial statements, related footnotes and certain other financial information that was filed with the Securities and Exchange Commission as part of the registrant’s Quarterly Report on Form 10-Q. The following, attached as Exhibit 99.1, is the second quarter earnings release for M.H. Meyerson & Co., Inc., d/b/a Crown Financial Group, Inc. dated September 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: September 17, 2003

M.H. MEYERSON & CO., INC.

By: /s/ MICHAEL T. DORSEY
Name: Title:	Michael T. Dorsey Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second quarter earnings release for Registrant, dated September 16, 2003